Exhibit 99.2

AMERICREDIT CORP.

AMENDED AND RESTATED NONQUALIFIED STOCK OPTION AGREEMENT

1995 OMNIBUS STOCK AND INCENTIVE PLAN

FOR AMERICREDIT CORP.

Clifton H. Morris, Jr.

1. Option. On January 27, 1998 (“Date of Grant”), AmeriCredit Corp. (the “Company”) granted to Clifton H. Morris, Jr. (the “Optionee”) a Nonincentive Stock Option (the “Option”) to acquire Two Hundred Eighty Four Thousand (284,000) shares of the Common Stock, one cent ($0.01) par value of the Company (“Shares”) pursuant to the 1995 Omnibus and Incentive Plan for AmeriCredit Corp. (the “Plan”). On December 13, 2004, the Committee approved certain amendments to the Option to, among other things, extend for two years the termination date for the Option, and these amendments are set forth in this Amended and Restated Nonqualified Stock Option Agreement (the “Agreement”). All descriptions of the terms and amounts in this Agreement are adjusted to reflect the Company’s 2-for-1 stock split that occurred in October 1998. All capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Plan.

2. Definitions.

(a) Cause. Termination of the Optionee’s position or positions with the Company by the employer shall be deemed “for cause” if and only if it is for reasons of the Optionee’s willful misconduct or gross negligence.

(b) “Committee” shall mean the Stock Option/Compensation Committee appointed pursuant to the Plan by the Board of Directors of the Company, or the Board of Directors if no such Committee is appointed.

(c) “Committee Certification Report” shall mean the report issued by the Committee following the conclusion of the Company’s 2005 Fiscal Year, calculating the Company’s ROMA for the 2005 Fiscal Year in a manner consistent with the provisions of this Agreement, as amended.

(d) Employment. For all purposes of the Option, the Optionee shall be deemed to be employed so long as he is employed by the Company or by any Subsidiary of the Company.

(e) “Fair Market Value” of a Share on any date of reference shall be the value determined by the Committee in its sole discretion in a fair and uniform manner; provided however, if Shares are registered under the Securities Act of 1933, the “Fair Market Value” of a Share on any date of reference shall be the Closing Price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Shares on any business day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, the last reported sale price of Shares on such exchange, as reported in any newspaper of general circulation, (ii) if Shares are quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Shares on such system, (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for Shares as reported by the National Daily Quotation Service if at least two securities dealers have inserted both bid and asked quotations for Shares on at least five of the ten preceding days, or (iv) in lieu of the above, if actual transactions in the Shares are reported on a consolidated transaction reporting system, the last sales price of the Shares on such system.

(f) “Fiscal Year” shall mean each twelve (12) month period beginning on July 1 and ending on June 30, and shall be identified by reference to the calendar year in which it ends.

(g) “ROMA” shall mean the Company’s return on managed assets, as determined in accordance with Section 4(b) hereof.

(h) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(i) “Vest” shall mean with respect to certain Shares subject to an Option, that the Optionee has satisfied the conditions set forth in such Option which entitle the Optionee to exercise the Option with respect to such Shares.

3. Exercise Price. The exercise price is $12.00 per Share.

4. Exercise Schedule.

(a) Notwithstanding anything to the contrary contained in the Plan, the Option granted to the Optionee under the Plan shall, as of December 13, 2004, become immediately and without further action un-Vested, and the Optionee will not be entitled to exercise the Option granted to them under the Plan except to the extent such Option shall again become Vested in accordance with the provisions of Section 4(b) hereof.

(b) The Option granted to the Optionee shall become one hundred percent (100%) Vested on the earlier to occur of: (A) the issuance by the Committee of the Committee Certification Report certifying that the Company’s ROMA, expressed as a percentage, for the 2005 Fiscal Year, equals or exceeds

1.8%, and (B) the death or Disability of the Optionee. For purposes of this Section 4(b), “ROMA” shall be the Company’s net margin as a percentage of average managed receivables outstanding for fiscal 2005, as reported in its Annual Report on Form 10-K for the fiscal year ending June 30, 2005 (the “2005 Annual Report”), less the following deductions: (i) net charge-offs as a percentage of average managed receivables outstanding for fiscal 2005, as reported in the 2005 Annual Report, and (ii) operating expenses as a percentage of average managed receivables outstanding for fiscal 2005 (net margin less the deductions described in (i) and (ii) of this sentence is hereinafter referred to as “Pre-Tax ROMA”), and (iii) a provision for taxes, utilizing the Company’s effective tax rate for fiscal 2005, expressed as a percentage of Pre-Tax ROMA. In calculating and certifying ROMA for fiscal 2005, the Committee will round in a manner consistent with the reporting conventions used by the Company in its 2005 Annual Report.

5. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution and during the lifetime of the Optionee is exercisable only by the Optionee, his guardian or legal representative.

6. Termination of Option.

(a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) ninety (90) days after the date that the Optionee ceases to be employed by the Company if such cessation is by reason of a voluntary resignation, and such voluntary resignation does not qualify, as determined in the sole discretion of the Committee, as a retirement of the Optionee; in the event that the Optionee ceases to be employed by the Company as a result of involuntary termination that is not for Cause, retirement, death or Disability, the unexercised portion of an Option shall terminate on the date specified on Subsection 6(a)(iii) below;

(ii) the date that Optionee ceases to be employed by the Company, if such cessation is for Cause; and

(iii) January 26, 2007.

(b) The Committee in its sole discretion may, by giving written notice (“cancellation notice”) cancel, effective upon the date of the consummation of any of the following corporate transactions, all or any portion of the Option which remains unexercised on such date:

(i) any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), which has the result that shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity which results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other corporate transaction;

(ii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive;

(iii) a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company.

Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

(c) The Committee in its sole discretion shall have the power to cancel, effective upon the date determined by the Committee in its sole discretion, all or any portion of the Option which is then exercisable (whether or not accelerated by the Committee) upon payment to the Optionee of cash in an amount which, in the absolute discretion of the Committee, is determined to be equal to the excess of (i) the aggregate Fair Market Value of the Shares subject to such Option on the effective date of the cancellation over (ii) the aggregate exercise price of such Option.

7. Payment of Exercise Price. The Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements which are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount which the Committee determines to be necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable federal or state income tax withholding requirements. The option price of any Shares purchased shall be paid solely in cash, by certified or cashier’s check, by money order, with Shares (but with Shares only if permitted by the Committee in its sole discretion at the time of exercise) or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value at the date of exercise.

8. Adjustment of Shares.

(a) If at any time after the Date of Grant while any unexercised portion of the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate adjustment shall be made in the number of Shares and the exercise price per Share of such outstanding portion of the Option, so that the same proportion of the Company’s issued and outstanding Shares shall continue to be subject to purchase at the same aggregate exercise price.

(b) The Committee may change the terms of any outstanding portion of the Option with respect to the exercise price or the number of Shares subject to the Option, or both, when, in its sole discretion, such adjustment becomes appropriate by reason of any corporate transaction (as defined in Treasury Regulation Section 1.425-1(a)(1)(ii)).

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to any outstanding portion of the Option.

(d) Without limiting the generality of the foregoing, the existence of any outstanding portion of the Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (2) any merger or consolidation of the Company; (3) any issuance by the Company of debt securities, or preferred or preference stock which would rank above the Shares subject to outstanding Options; (4) the dissolution or liquidation of the Company; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

9. Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to the Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the Option or any law or regulation including, but not limited to, the following:

(i) A representation, warranty, or agreement by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and

(ii) A representation, warranty, or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

Share certificates issued to an Optionee who is a party to any shareholders agreement or a similar agreement shall bear the legends contained in such agreements.

10. Withholding. Prior to the issuance of any Shares to Optionee under the Option, Optionee shall pay to the Company in a form satisfactory to the Committee the amount (if any) which the Committee reasonably determines to be necessary for the Company or the Subsidiary which employs the Optionee to withhold in accordance with applicable income tax withholding requirements.

11. No Right to Continue Employment. The Option shall not confer upon the Optionee any right to continued employment for the length of the vesting schedule or for any portion thereof.

12. Law Governing. The Agreement is to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the laws of such state.

13. Interpretation. The Optionee accepts the Option subject to all the terms and provisions of the Plan and the Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan and the Agreement.

14. Severability. If any provision of the Agreement is invalid, illegal or unenforceable, the remaining provisions shall not be affected.

15. Notices. Any notice under the Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Secretary of the Company at the address indicated on the signature page of the Agreement, or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to his last permanent address shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirement of this section.

16. Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon and inure to the benefit of the Optionee’s heirs, legal representatives, successors and assigns.

17. Originals. The Agreement may be executed in duplicate originals, the production of either of which shall be sufficient for all purposes for the proof of the terms of the Agreement.

AMERICREDIT CORP.
801 Cherry St., Suite 3900
Fort Worth, Texas 76102

By:
Name:	Chris A. Choate
Title:	Executive Vice President, Chief Legal Officer
and Secretary

Clifton H. Morris, Jr.